Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Robert A. Fritts, Principal Executive Officer, and Mark D. Nerud, Principal Financial Officer of the JNL Investors Series Trust (the "Trust"), certify that:

1.	This Form N-CSR filing for the Trust (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Trust.

By:	/s/ Robert A. Fritts
Robert A. Fritts
Principal Executive Officer

Date:	December 8, 2006

By:	/s/ Mark D. Nerud
Mark D. Nerud
Principal Financial Officer

Date:	December 8, 2006